                                                                     EXHIBIT 4.1

COUNTERSIGNED AND REGISTERED-
NATIONAL CITY BANK
(Cleveland, Ohio)                TRANSFER AGENT
                                 AND REGISTRAR


                              AUTHORIZED SIGNATURE

                        SEE RESTRICTIONS ON REVERSE SIDE
  NUMBER                       ANTHONY & SYLVAN POOLS                  SHARES
AS                                CORPORATION
                incorporated under the laws of the State of Ohio


                                                              CUSIP: 036762102


                        This Certifies that                   is the owner of

                                                                SEE REVERSE FOR

                                                             CERTAIN DEFINITIONS


       FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE, OF

                       ANTHONY & SYLVAN POOLS CORPORATION

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. By the acceptance of this certificate and the shares represented hereby, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and Regulations of the Corporation, copies of which are on file with the Transfer Agent.

         This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated,

  /s/ Mark E. Brody                                   /s/ Stuart D. Neidus
   SECRETARY                           [SEAL]         CHAIRMAN OF THE BOARD



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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common                       UNIF GIFT MIN ACT ______ Custodian _______
                                                                 (Cust)              (Minor)
TEN ENT    - as tenants by the entireties                         under Uniform Gifts to Minors
JTTEN      - as joint tenants with right of survivorship          Act _________________________
             and not as tenants in common                                      (State)

     Additional abbreviations may also be used though not in the above list.

    Transfer of the shares represented by this Certificate is subject to the provisions of Article Sixth of the Corporation's Articles of Incorporation as the same may be in effect from time to time. Upon written request delivered to the Secretary of the Corporation at its principal place of business, the Corporation will mail to the holder of this Certificate a copy of such provisions without charge within five (5) days after receipt of written request therefor. By accepting this Certificate the holder hereof acknowledges that it is accepting same subject to the provisions of said Article Sixth as the same may be in effect from time to time and covenants with the Corporation and each shareholder thereof from time to time to comply with the provisions of said Article Sixth as the same may be in effect from time to time.

   FOR VALUE RECEIVED,___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
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__________________________________________________________________ OF THE SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE

AND APPOINT ___________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________

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                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN
                                    EVERYPARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANYCHANGE WHATEVER.

                  SIGNATURE(S) GUARANTEED:

                  By

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                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                  INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                  ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.RULE 17 Ad-15.

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                        THIS SPACE MUST NOT BE COVERED IN ANYWAY
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